Net Income Per Unit	6 Months Ended
Jun. 30, 2015
Net Income Per Unit [Abstract]
Net Income Per Unit
8.	Net Income Per Unit
The general partner's common unit holders' interests in net income are calculated as if all net income for periods subsequent to April 4, 2007, were distributed according to the terms of the Partnership's Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships, which considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.
This guidance also considers whether the partnership agreement contains any contractual limitations concerning distributions to the incentive distribution rights that would impact the amount of earnings to allocate to the incentive distribution rights for each reporting period.
Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution.

The Partnership's net income for the six month periods ended June 30, 2015 and 2014 did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP's interest in net income.
The Two Class Method was used to calculate Earnings Per Unit (“EPU”) as follows:

BASIC and DILUTED	For the six month periods ended June 30,
Numerators	2015	2014
Partnership's net income	$26,260	$19,058
Less:
Partnership's net income available to preferred unit holders	5,628	8,004
General Partner's interest in Partnership's net income	411	216
Partnership's net income available to common unit holders	$20,221	$10,838
Denominators
Weighted average number of common units outstanding, basic and diluted	110,427,242	88,494,025
Net income per common unit:
Basic and diluted	$0.18	$0.12